UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2017

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34207	33-0728374
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01. Other Events.

On August 21, 2017, the Superior Court of the State of California, County of Alameda (the “Superior Court of California”), entered an order preliminarily approving a proposed settlement of (i) the state derivative lawsuit entitled Truglio v. Oronsky et al., Case No. RG13686266, pending in the Superior Court of California (the “State Derivative Action”), (ii) the federal derivative lawsuit entitled Drabek v. Dina et al., Case No. 13CV3705, pending in the United States District Court, Northern District of California (the “Federal Derivative Action”), and (iii) a stockholder demand pursuant to Delaware law made by Raymond Hersh, a current owner of Dynavax common stock (the “Stockholder Demand”). The State Derivative Action, Federal Derivative Action and Stockholder Demand are referred to collectively as the “Derivative Actions.” The proposed settlement is subject to final approval by the Superior Court of California.

As required by the preliminary approval order, the Notice of Proposed Settlement and Settlement Hearing (the “Notice”) is attached to this Current Report on Form 8-K as Exhibit 99.1.

The Notice and Stipulation of Settlement are also available on Dynavax Technologies Corporation’s (the “Company” or “Dynavax”) website at http://investors.dynavax.com/index.cfm. Other information contained in or accessible through the Company’s website does not constitute part of, and is not incorporated into, this Current Report on Form 8-K.

The proposed settlement does not involve the stockholder class actions consolidated under the caption In re Dynavax Securities Litigation, Case No. 4:16-cv-06690-YGR, which is currently pending in the United States District Court, Northern District of California.

Use of Forward-Looking Statements

Except for the historical information contained herein, this Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Form 8-K regarding: (i) the proposed settlement, (ii) the impact of such proposed settlement, including related activities, approvals and payments, and (iii) other statements that are not historical facts, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) the proposed settlement not receiving the requisite final approval; (ii) the proposed settlement not having the expected impact, including resolving the Derivative Actions; and (iii) the proposed settlement requiring more activity or expense than expected. Additional information on the above risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in the Company’s periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors,” including Dynavax’s quarterly report on Form 10-Q for the quarter ended June 30, 2017. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Dynavax disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

99.1 Notice of Proposed Settlement and Settlement Hearing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2017	DYNAVAX TECHNOLOGIES CORPORATION

	By:	/s/ STEVEN N. GERSTEN
Steven N. Gersten Vice President, General Counsel and Chief Ethics and Compliance Officer